Revenue Recognition	6 Months Ended
Jun. 30, 2019
Revenue Recognition [Abstract]
Revenue
2.	Revenue Recognition

The Company adopted ASU No.
 2014-09,
Revenue from Contracts with Customers (Topic 606) on January 1, 2018. The Company has adopted the standard using the modified retrospective method to incorporate the cumulative effect on all contracts at the date of initial application for reporting periods presented beginning January 1, 2018. By using the modified retrospective method approach we have made an adjustment to the consolidated statement of shareholders’ equity of $3.4 million which represents the amount of net revenue that would not have been recognized in retained earnings for the year ended December 31, 2017 under ASU
2014-09.
The Company receives its revenue streams from three different sources; vessels on time charters (which are accounted for as leases under ASC 842); voyage charters; and contracts of affreightment (“COA”). With time charters, the Company receives a fixed charter hire per on-hire
day and revenue is recognized on an accrual basis and is recorded over the term of the charter as the performance obligation is satisfied. In the case of voyage charters or COAs, the vessel is contracted for a voyage, or a series of voyages, between two or more ports and the Company is paid for the cargo transported. Revenue under these performance obligations is recognized on a load port to discharge port basis and determined percentage of completion for all voyage charters on a time elapsed basis. This approach differs from previous generally accepted accounting principles (“U.S. GAAP”) whereby under a voyage charter or a COA the revenue was recognized from the later of the charter party date and the date of completion of the previous discharge port until the following discharge port. This had the effect of recognizing the revenue over a shorter period of time as the performance obligation commences from the loading of the cargo rather than from the inception of the contract. The Company believes that the performance obligation towards the customer starts to become satisfied once the cargo is loaded and the obligation becomes completely satisfied once the cargo has been discharged at the discharge port. Time charter revenue is payable monthly in advance whilst revenue from voyage charters and COAs is due upon discharge of the cargo at the discharge port
.
Under the revenue recognition standard, the Company has identified certain costs incurred to fulfill a contract with a charterer which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences. These directly related costs are generally fuel or any canal or port costs to get the vessel from its position at inception of the contract to the load port to commence loading of the cargo. These costs are deferred and amortized over the duration of the performance obligation on a time basis.
In addition, contract assets relate to our conditional right to consideration for our completed performance under contracts and are recognized when the right to consideration becomes unconditional. Contract liabilities include payments received in advance of performance under contracts and are recognized when performance under the respective contract has been completed. Deferred revenues allocated to unsatisfied performance obligations will be recognized over time as the services are performed, which is expected to take place within three months from the balance sheet date.

As of June 30, 2019, for services accounted for under ASC 606, the amount of contract assets reflected within accrued income on the Company’s condensed consolidated balance sheet was $1.5 million (December 31, 2018: $4.0 million). The amount of contract liabilities was $1.8 million at June 30, 2019 (December 31, 2018: $1.7 million) and is reflected within deferred income on our condensed consolidated balance sheet.
Operating revenue
The following table compares our operating revenue by the source of revenue stream for the three and six months ended June 30, 2018 and 2019:

	Three months ended June 30, (in thousands)		Six months ended June 30, (in thousands)
	2018	2019	2018	2019
Operating revenue:
Time charters	$44,002	$37,735	$86,168	$78,357
Voyage charters (*)	29,161	35,851	64,802	71,332

Total operating revenue	$73,163	$73,586	$150,970	$149,689
*	Voyage Charter revenues: Voyage charter revenues, which include revenues from contracts of affreightment, are shown net of address commissions.
The estimated revenue expected to be recognized in the future related to performance obligations that are unsatisfied, or partially unsatisfied at June 30, 2019, is $7.5 million (December 31, 2018: $19.6 million). This revenue is expected to be recognized within three months from June 30, 2019, as the performance obligations are completed.
At June 30, 2019, the amount allocated to costs incurred to fulfill a contract with a charterer which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences is $0.6 million (December 31, 2018: $1.5 million) and is reflected on the Company’s consolidated balance sheet within prepaid expenses and other current assets. This will be recognized over the duration of the performance obligation on a time basis, which is expected to occur within three months from June 30, 2019, as the performance obligations are completed.
Time charter revenues:
As of June 30, 2019, 21 of the Company’s 38 operated vessels, were subject to time charters, twelve of which will expire within one year, five of which will expire within three years and four which will expire within nine years. The committed time charter income for future periods at June 30, 2019 is as follows:

(in thousands)
Remainder of 2019:	$61,285
2020:	$82,928
2021:	$60,974
2022:	$43,961
2023:	$38,667
2024 onwards:	$69,846